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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                          Date of Report: June 30, 1999


                            BREED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)







          DELAWARE                   1-11474                 22-2767118
  (State of Incorporation)      Commission File No.)        (IRS Id. No.)



                             5300 Old Tampa Highway
                             LAKELAND, FLORIDA 33811
               (Address of principal executive offices) (Zip code)



       Registrant's telephone number, including area code: (941) 668-6000




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ITEM 5.                    OTHER EVENTS.

           On June 30, 1999, BREED Technologies, Inc. ("BREED"), announced that it has obtained a waiver of certain financial covenants related to its senior credit facility. The waiver extends through October 12, 1999.

           Terms of the waiver impose certain obligations upon BREED during the waiver period which, if not complied with, could result in a termination of the waiver and a default under the credit facility. These obligations include, among other conditions, increased interest rates for periods after August 1999, the implementation and effectuation of a capital transaction program to explore strategic alternatives for the business, increased reporting requirements to BREED's lenders, and additional lenders fees to be paid by the end of the waiver period (subject to extension under certain circumstances). Certain of the conditions are consistent with actions already contemplated by BREED's management, and management believes that all of the conditions are achievable. In addition, the waiver permits BREED to utilize net proceeds from the sale of certain assets for general corporate purposes, rather than the repayment of debt as required under the credit facility.

           BREED also confirmed that it has engaged the investment banking firm of Wasserstein Perella & Co. to advise its Board of Directors regarding BREED's capital transaction program.

           The statements contained in this Current Report on Form 8-K that are not purely historical, including statements regarding BREED's objectives, expectations, hopes, intentions, beliefs or strategies regarding the future, are "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are subject to certain risks and uncertainties that could cause results to differ materially from those projected. No assurance can be given that BREED will be able to comply with the conditions of the waiver or obtain any further relief from the lenders at the expiration of the waiver period in which case, the lenders would be entitled to exercise the remedies provided under the credit facility. Management believes these forward looking statements are reasonable; however, undue reliance should not be placed on such forward statements which are based on current expectations.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BREED TECHNOLOGIES, INC.


Date:  June 30, 1999                 By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                             ----------------------------------



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                            BREED Technologies, Inc.
                             5300 Old Tampa Highway
                             Lakeland, Florida 33811



                                  June 30, 1999



VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

                          Re: BREED Technologies, Inc.
                          (COMMISSION FILE NO. 1-11474)

Ladies and Gentlemen:

                  Transmitted herewith for filing with the Securities and Exchange Commission on behalf of BREED Technologies, Inc. (the "Company") is a Current Report on Form 8-K.

                  Please contact the undersigned at (941) 668-6000 with any comments or questions you have with respect to the foregoing.


                               Very truly yours,

                                /s/ Stuart Boyd

                                  Stuart Boyd

Enclosure

cc:      Mark E. Betzen, Esq.
         Lisa K. Durham, Esq.



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